                                                                    Rule 497 (e)
                                                           File Nos.: 333-119693
                                                                   and 811-21653

                        SUPPLEMENT DATED OCTOBER 17, 2005
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2005
                                       FOR
                    DOMINI EUROPEAN SOCIAL EQUITY PORTFOLIO,
                        A SERIES OF DOMINI ADVISOR TRUST

THE SECOND AND THIRD PARAGRAPHS UNDER THE HEADING "PORTFOLIO HOLDINGS
INFORMATION" ARE REPLACED WITH THE FOLLOWING PARAGRAPHS:

Disclosure of the Fund's portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31,
April 30, July 31, and October 31) in the Annual Report and the Semi-Annual
Report to Fund shareholders and in the Quarterly Report on Form N-Q. The Fund is
newly created and has not yet issued any Annual, Semi-Annual, or Quarterly
Reports. These reports will be available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition, Domini's website (www.domini.com) will contain information about the Fund's complete portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31).
This information will be provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of the Fund's operations and for 30 days thereafter, Domini's website (www.domini.com) may also contain portfolio holdings information with respect to the Fund as of October 10, 2005, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor's, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter with a lag of at least 30 days, or, during the Fund's first calendar quarter of operations, as of

October 10, 2005, or any later date during such calendar quarter with a lag of at least 7 business days, in each case as described above.

In addition, the Fund's Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund's portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that
(1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during the Fund's first calendar quarter of operations, the recipient will receive this information as of October 10, 2005, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider the recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. As of the date of this Statement of Additional
Information, the Fund has not entered into any arrangements to provide additional disclosure of portfolio holdings information to any rating and ranking organizations or pension plan sponsors or consultants. The Board of
Trustees will receive periodic reports if any entities receive disclosure regarding the Fund's portfolio holdings as described in this paragraph.